EXHIBIT 10.3

SUBSCRIPTION AGREEMENT

JD DESIGNS, INC.

This Subscription Agreement pertains to the offering by JH Designs, Inc., a Nevada corporation (the “Company”), of up to five hundred thousand (500,000) shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a purchase price of Ten United States Cents ($0.10) per Share for an aggregate offering of up to Fifty Thousand United States Dollars ($50,000) (the “Offering”).  The Company is making this offering solely to accredited investors (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

The undersigned, intending to be legally bound, hereby offers to purchase from the Company ________________ Shares, at purchase price of` US $0.10 per Share, for an aggregate purchase price of $_______________.

The Company will be deemed to have accepted this offer upon execution by it of the Receipt and Acceptance attached to this Subscription Agreement.  This subscription is submitted to the Company subject to its acceptance and in accordance with, and subject to the terms and conditions described in, this Subscription Agreement.

1.

Verification of Investor Suitability under Regulation D.  The undersigned understands that in order to subscribe for the Shares in this Offering, the undersigned must be an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act.  Furthermore, the Company understands that, as a condition to the Company’s acceptance of this subscription, the undersigned must complete a Purchaser Questionnaire in the form of Exhibit “A” hereto.

2.

Amount and Method of Payment.  The purchase price for the Shares is ________________ ($.10) per Share and shall be paid by tender of a check made payable to the Company (the “Purchase Price”).

3.

Acceptance of Subscription.

(a)

The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Shares in whole or in part at any time prior to the Closing (as defined below).

(b)

In the event that this subscription is rejected in whole or in part, the Company shall promptly return all or the applicable portion of the Purchase Price to the undersigned, as the case may be, and this Subscription Agreement shall thereafter have no force or effect except with respect to the portion, if any, of this subscription that is accepted by the Company.

4.

Restrictions on Resale or Transfer.

(a)

The Shares have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule).

(b)

The certificate(s) representing the Shares shall each bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Securities Act or unless sold pursuant to Rule 144 under the Securities Act.”

5.

Delivery of the Stock Certificate.  The Company will execute and deliver certificate(s) representing the Shares to the subscriber within five (5) business days after the occurrence of each of the following items:  (i) acceptance of the subscription by the Company; and (ii) receipt of the Purchase Price by the Company.

6.

Representations and Warranties.  The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)

The undersigned understands that the offering and sale of the Shares by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)

The undersigned has carefully reviewed this Subscription Agreement and the Purchaser Questionnaire attached as Exhibit “A” hereto and understands the information contained in each such document;

(ii)

All documents, records and books pertaining to the Company and/or this investment that the undersigned or his purchaser representative has requested have been made available for inspection by him and/or his purchaser representative, attorney,  accountant and other advisor(s);

(iii)

The undersigned and/or his purchaser representative and advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

(iv)

Neither the undersigned nor the undersigned’s purchaser representative or investment advisors, if any, have been furnished any offering literature and the undersigned and the undersigned’s purchaser representative and advisors, if any, have relied only on the information, as described in subparagraphs (ii) and (iii) above, furnished or made available to them by the Company;

(v)

No oral or written representations have been made and no oral or written information has been furnished to the undersigned or his purchaser representative or advisor(s) in connection herewith that were in any way inconsistent with the information set forth in this Subscription Agreement;

(vi)

The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

(vii)

The undersigned acknowledges that he has either conducted his own independent evaluation of the Company and has analyzed the risks associated with an investment in the Shares or has had his purchaser representative take such actions on his behalf and has based his decision to invest in the Shares on the results of this evaluation and analysis;

(viii)

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth;

(ix)

If the undersigned is a natural person, the undersigned has reached the age of majority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned’s current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

(x)

The address set forth below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

(xi)

The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto, (B) the undersigned has carefully evaluated the risks of investing and (C) has the capacity, either alone, or with a professional advisor, to protect his own interests in connection with a purchase of the Shares;

(xii)

The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment.  In regard to such considerations, the investor has relied on the advice of, or has consulted with, only his own advisor(s).  The undersigned recognizes that the information furnished by the Company does not constitute investment, accounting, legal or tax advice.  The undersigned is relying on professional advisors for such advice;

(xiii)

The undersigned is acquiring the Shares solely for his own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(xiv)

The undersigned understands that the certificate(s) evidencing ownership of the Shares will each bear a restrictive legend and have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule);

(xv)

The undersigned understands that the price of the Shares has been determined arbitrarily by the Company and may not be indicative of the true value of the Shares.  The undersigned understands that no assurances can be given that the Shares could be resold by the Subscriber for the subscription price or any price and he/she/it has made an independent determination of the fairness of the subscription price; and

(xvi)

The undersigned has received a Purchaser Questionnaire, attached as “Exhibit A” hereto.  The information provided by the undersigned in the Purchaser Questionnaire is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Shares by the undersigned.

(b)

The undersigned recognizes that an investment in the Shares involves a number of significant risks including, but not limited to, those risks explained to him by his purchaser representative.

(c)

The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment in the Shares.

(d)

All information that the undersigned has heretofore furnished and furnishes herewith to the Company are true, correct and complete as of the date of execution of this Subscription Agreement and if there should be any material change in such information prior to the closing of the sale of the Shares (the “Closing”), the undersigned will immediately furnish such revised or corrected information to the Company.

(e)

The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date.  If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such person.

7.

Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

8.

Additional Information.  The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Shares.

9.

Binding Effect.  The undersigned hereby acknowledges and agrees that, except as provided under applicable state securities laws, the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her/its heirs, executors, administrators, successors, legal representatives and assigns.

10.

Modification.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

11.

Notices.  Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

12.

Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.  This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

13.

Entire Agreement.  This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

14.

Severability.  Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

15.

Assignability.  This Subscription Agreement is not transferable or assignable by the undersigned.

16.

Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that jurisdiction executing contracts wholly to be performed therein.

17.

Choice of Jurisdiction.  The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the State of New York.  Accordingly, the parties consent and submit to the jurisdiction of the state courts located within New York City, New York or the United States federal courts located in the Southern District of New York.  The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the state courts located within New York City, New York or the United States federal courts located in the Southern District of New York.

18.

Reimbursement.  If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

19.

Further Assurances.  Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

20.

State Securities Laws.  Subscribers should also be aware of the following additional considerations:

FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATES AND THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT ACCORDING TO SUCH RESTRICTIONS.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MATERIALS PRODUCED TO THE SUBSCRIBERS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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Subscription Information (to be completed by individual subscriber):

Shares Purchased ________________________________________________________________________________

Purchase Price of Shares (Number of Shares Purchased x $0.10 per Share)  __________________________________

Name(s) in which the Shares is to be registered:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

Home Address __________________________________________________________________________________

Mailing Address _________________________________________________________________________________

Form of joint ownership (if applicable).  (If one of these items is checked, subscriber and co-subscriber must both sign all documents.):

Tenants-in-Common _____________________________	Joint Tenants ______________________________

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed on the ____ day of ___________, 2010.

Please Print Name of Subscriber	Signature of Subscriber	Social Security Number

Please Print Name of Co-Subscriber	Signature of Co-Subscriber	Social Security Number

[ATTACH CHECK HERE]

THIS PORTION NOT TO BE COMPLETED BY SUBSCRIBER

__________________________________________________________________________________________________________

RECEIPT AND ACCEPTANCE

CASH OR CHECK AND SUBSCRIPTION AGREEMENT RECEIVED ON              , 2010.

By: ________________________________________________

SUBSCRIPTION ACCEPTED ON_____________ ____, 2010.

JH DESIGNS, INC.

By: ________________________________________________

      Name:  Jonathan Hopp

      Title:  President and Chief Executive Officer

__________________________________________________________________________________________________________

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Shares, he or she shall wire transfer immediately available funds in the amount of the Purchase Price subscribed for hereunder, as follows:

Bank:

_________________________________________

Account Name:

_________________________________________

Account No.:

_________________________________________

Bank Routing No.:

_________________________________________

EXHIBIT A

TO

SUBSCRIPTION AGREEMENT

JH DESIGNS, INC.

______________________

PURCHASER QUESTIONNAIRE

______________________

You are being asked to complete this Purchaser Questionnaire so that a determination can be made as to whether you are qualified to purchase shares of common stock (the “Securities”) of JH Designs, Inc., a Nevada corporation (the “Company”), for a purchase price of Ten United States Cents ($0.10) per share.  If the Securities subscribed for are to be owned by more than one person, you and each other co-subscriber must complete a separate Purchaser Questionnaire (except if the co-subscriber is your spouse) and sign the signature page attached hereto.  If your spouse is a co-subscriber, you must indicate his or her name and social security number.

Your answers to the questions contained herein must be true and correct.  Your answers will be kept confidential; however, by signing this Purchaser Questionnaire, you will be authorizing the Company to present a completed copy of this Purchaser Questionnaire to such parties as it may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or of the securities laws of any state.  Any prospective purchaser may be required to furnish additional information as the Company determines in its sole discretion.

This Purchaser Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company.

All questions must be answered.  If the appropriate answer is “None” or “Not applicable,” please so state.  Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item.

1.

GENERAL INFORMATION

If Purchaser is an individual:

1.	Name(s):

2.	Age(s):

3.	Social Security Number:

Subscriber:

Co-subscriber:

4.	Home Address:

5.	Business Address:

6.	Send mail to:

7.	Home Telephone:

8.	Business Telephone:

9.	Occupation:

10.	Employer:

11.	Education (Highest Degree Obtained):

If Purchaser is a corporation, partnership, trust, limited liability company or other entity (an “Entity”):

1.	Name of Entity:

2.	Date of Organization:

3.	State of Organization:

4.	Taxpayer Identification No.:

5.	Principal Business Address:

6.	Telephone:

7.	Send Mail to:

8.	Other:

2.

FINANCIAL SUITABILITY

To be eligible to purchase the Securities, a subscriber must be an “accredited investor” as defined in Rule 501 under Regulation D promulgated under the Securities Act, which requirements are described below or must not be a “U.S. Person” as defined in Rule 902(k) promulgated under the Securities Act.

In addition, if the subscriber is a corporation, Massachusetts or similar business trust, partnership, trust or employee benefit plan: (i)(a) formed for the specific purpose of acquiring the Securities or (b) having total assets of $5,000,000 or less, then each equity owner of the investing entity must be an accredited investor and must meet the suitability standards for individual investors and EACH EQUITY OWNER MUST COMPLETE AN INDIVIDUAL PURCHASER QUESTIONNAIRE or (ii)(a) not formed for the specific purpose of acquiring the Securities and (b) having total assets of more than $5,000,000, then the investing entity, but not the equity owners of the investing entity, must have the capacity to protect its own interests in connection with an investment in the Securities and the INVESTING ENTITY MUST COMPLETE THIS QUESTIONNAIRE, BUT NO EQUITY OWNER NEED FILL OUT A SEPARATE QUESTIONNAIRE.

To be Completed by Individuals:

The following questions are intended to permit a determination of whether you meet the above suitability standards.  Answer all questions “yes” or “no” as they are applicable to your individual situation.

(a)

I certify that I have a net worth in excess of $1,000,000.

Yes _______

No _______

(b)

I certify that:

(i)

I had an individual income1 of more than $200,000 in each of the calendar years 2008 and 2009 and I reasonably expect to have an individual income in excess of $200,000 in calendar year 2010; or

(ii)

I had joint income2 with my spouse in excess of $300,000 in each of the calendar years 2008 and 2009 and I reasonably expect to have joint income with my spouse in excess of $300,000 in calendar year 2010.

Yes _______

No _______

(c)

Are you obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities or are there any suits outstanding or litigation or claims pending against you that could adversely and materially affect your financial condition.

Yes _______

No _______

If “Yes,” please provide details:

_______________________________________________________________________________________

_______________________________________________________________________________________

_______________________________________________________________________________________

To be completed by Entities:

The following questions are intended to permit a determination of whether the subscriber meets the above suitability standards.  Answer all questions “yes” or “no” as they are applicable to the situation of the subscriber.

A.

(1)

Has the subscribing corporation, partnership, trust  or employee benefit plan been formed for the specific purpose of investing in the Securities?

Yes _______

No _______

___________________________

1.For purposes of this Purchase Questionnaire, “individual income” means “adjusted gross income” as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received that is tax-exempt under section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040) and (iii) any deduction claimed for depletion under section 611 et seq. of the Code.

2.For purpose of this Purchaser Questionnaire, “joint income” means “adjusted gross income” of you and your spouse reported for federal income tax purposes, increased by the following amounts: (i) the amount of any interest income received that is tax-exempt under section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040) and (iii) any deduction claimed for depletion under section 611 et seq. of the Code.

(2)

Does the subscribing corporation, partnership, trust or employee benefit plan have total assets of $5,000,000 or less?

Yes _______

No _______

If the answer to both of questions A(l) and A(2) is “No,” respond to question B below.  If the answer to either of questions A(l) or A(2) is “Yes,” respond to question C below.

B.

(1)

The undersigned entity certifies that it is an “accredited investor” because it falls into the indicated category.  Please indicate the appropriate category by CHECKING OR PUTTING YOUR INITIALS ON the appropriate line.

________ (a)

a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

________ (b)

a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

________ (c)

an insurance company as defined in section 2(13) of the Securities Act;

________ (d)

an investment company registered under the Investment Company Act of 1940;

________ (e)

a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

________ (f)

a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

________ (g)

a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000;

________ (h)

an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

________ (i)

a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

________ (j)

an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; or

________ (k)

a trust with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

(2)

The undersigned entity has the capacity to protect its own interests in connection with its proposed investment in the Securities.

Yes _______

No _______

C.

The undersigned entity certifies that it is an accredited investor because each of its stockholders, partners or beneficiaries meets at least one of the following categories.  Please indicate the relevant categories by CHECKING OR PUTTING YOUR INITIALS ON the appropriate lines.

_____(1)

The shareholder, partner or beneficiary is a natural person whose individual net worth, or joint net worth3 with his/her spouse, at the time of his/her purchase exceeds $1,000,000.

_____(2)

The shareholder, partner or beneficiary is a natural person who had (A) an individual income in excess of $200,000 for calendar years 2008 and 2009 and who reasonably expects to have an individual income in excess of $200,000 for calendar year 2010 or (B) a joint income with that of his/her spouse in excess of $300,000 for calendar years 2008 and 2009 and who reasonably expects to have a joint income with that of his/her spouse in excess of $300,000 for calendar year 2010.

_____(3)

The shareholder, partner or beneficiary is a corporation, partnership, trust or other entity that meets the description of at least one of the organizations specified in statement B(l) above.

D.

Is the subscribing entity obligated as an endorser, guarantor, surety, indemnitor or otherwise for any significant contingent liabilities or are there any suits outstanding or litigation or claims pending against the subscribing entity which could adversely and materially affect its financial condition?

Yes _______

No _______

If “Yes,” please provide details:

_______________________________________________________________________________________

_______________________________________________________________________________________

_______________________________________________________________________________________

IN WITNESS WHEREOF, the undersigned represents the foregoing information to be true and correct and understands that such information will be relied upon by JH Designs, Inc. in connection with the purchase of the Securities by the undersigned. This Purchaser Questionnaire is executed the _____ day of ______________, 2010.

__________________________________________

Print Name of Subscribing Entity or Individual

By:_______________________________________

Name:

Title:

__________________________________________

Print Name joint person

By:_______________________________________

Name:

Title:

__________________________________

3.For purpose of this Purchaser Questionnaire, “net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.